SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                    May 18, 2017

PROTAGENIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On May 18, 2017, we engaged MaloneBailey LLP (“Malone”) as our principal independent registered public accounting firm, and effective May 18, 2017, we dismissed Marcum LLP (“Marcum”) as Protagenic Therapeutics, Inc.’s principal independent registered public accounting firm. The decision to dismiss Marcum and to appoint Malone was approved by our board of directors.

Marcum’s report on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended December 31, 2016 and 2015 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) reportable events, except that Marcum advised the Company of material weaknesses related to difficulty in accounting for complex accounting transactions due to an insufficient number of accounting personnel with experience in that area and limited segregation of duties within the Company’s accounting and financial reporting functions.

We provided Marcum with a copy of the disclosure in this Item 4.01 of this Current Report on Form 8-K (this “Current Report”) prior to its filing with the SEC, and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report, and if not, stating the respects with which Marcum does not agree. A copy of the letter provided from Marcum is filed as an Exhibit 16.1 to this Current Report.

During our two most recent fiscal years ended December 31, 2016 and 2015 and in the subsequent interim period through the date of appointment, we have not consulted with Malone regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Malone provided to us a written report or oral advice that Malone concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Malone regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the Exhibit Index below are filed with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: May 22, 2017	By:	/s/ Alexander K. Arrow
Name: Alexander K. Arrow
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated May 18, 2017 from Marcum LLP regarding the change in principal independent registered accountant.*

______________

*Filed herewith.